Exhibit 21.1

Washington Prime Group Inc. and Washington Prime Group, L.P.
List of Subsidiaries and Interests
As of December 31, 2016

Percentage Interest
WPG Subsidiary Holdings I, LLC has the following subsidiaries and interests:
WPG Colonial Park Mall, LLC, a Delaware limited liability company	(100% member)
Glimcher Dayton Mall, LLC, a Delaware limited liability company	(100% member)
Washington Prime Property, LP, a Delaware limited partnership	(99.5% limited partner)
WPG Weberstown, LLC., a Delaware limited liability company	(100% member)
Washington Prime Properties LLC, a Delaware limited liability company	(100% member)

Washington Prime Properties LLC has the following subsidiaries and interests:
WPG Morgantown Mall, LLC, a Delaware limited liability company	(100% member)
Washington Prime Property, LP, a Delaware limited partnership	(0.5% general partner)

Washington Prime Property Limited Partnership has the following subsidiaries and interests:
AHC Ann Arbor, LLC, a Delaware limited liability company	(100% member)
AHC Washtenaw, LLC a Delaware limited liability company	(100% member interest held by RSW Washtenaw, LLC)
ATC Glimcher, LLC, a Delaware limited liability company	(100% member interest held by Glimcher Ashland Venture, LLC)
Catalina Partners, LP, a Delaware limited partnership	(99% limited partnership interest held by Colonial Park Mall, LP)
Colonial Park Mall, LP, a Delaware limited partnership	(99.5% limited partner)
Curve Triangle Plaza, LLC, a Delaware limited liability company	(99% member interest held by OKC Glimcher Holdings, LLC)
Dayton Mall II, LLC, a Delaware limited liability company	(100% member interest held by Dayton Mall Venture LLC)
Dayton Mall Venture, LLC, a Delaware limited liability company	(99% member)
EM Columbus II, LLC, a Delaware limited liability company	(100% member)
EM Columbus III, LLC, a Delaware limited liability company	(100% member)
Fairfield Village, LLC, a Delaware limited liability company	(100% member)
GB Northtown, LLC, a Delaware limited liability company	(100% member)
Glimcher Ashland Venture, LLC, a Delaware limited liability company	(100% member)
Glimcher Development Corporation, a Delaware corporation	(100% shareholder)
Glimcher Grand Central, LLC, a Delaware limited liability company	(100% member)
WPG Loyal Plaza, LLC, a Delaware limited liability company	(100% member)
Glimcher Northtown Venture, LLC, a Delaware limited liability company	(100% member)
Glimcher Malibu, LLC, a Delaware limited liability company	(100% member)
Glimcher Merritt Square, LLC, a Delaware limited liability company	(100% member)
Glimcher MS, LLC, a Delaware limited liability company	(100% member)
WPG Polaris, LLC, a Delaware limited liability company	(100% member)

Glimcher SuperMall Venture, LLC, a Delaware limited liability company	(100% member)
WPG Vero, LLC, a Delaware limited liability company	(100% member)
WPG WestShore Mezz, LLC, a Delaware limited liability company	(99% member)
WPG WestShore, LLC, a Delaware limited liability company	(100% member interest held by WPG WestShore Mezz, LLC)
Grand Central Limited Partnership, a Delaware limited partnership	(99% limited partner)
Grand Central Parkersburg, LLC, a Delaware limited liability company	(100% member interest held by Grand Central LP)
Heath Pylon Signs, LLC, a Delaware limited liability company	(100% general partner interest held by Glimcher Development Corp.)
Kierland Crossing, LLC, a Delaware limited liability company	(100% member)
Leawood TCP, LLC; LLC, a Delaware limited liability company	(100% member)
MFC Beavercreek, LLC, a Delaware limited liability company	(100% member)
Morgantown Commons, LP, a Ohio Limited Partnership	(99% limited partner)
Morgantown Mall Associates, LP, an Ohio limited partnership	(99% limited partner)
OKC Classen Curve, LLC, a Delaware limited liability company	(100% member interest held by Curve Triangle Plaza, LLC)
OKC Classen Triangle, LLC, a Delaware limited liability company	(100% member interest held by Curve Triangle Plaza, LLC)
OKC WPG Holdings, LLC, a Delaware limited liability company	(100% member)
OKC Kensington, LLC, a Delaware limited liability company	(100% member interest held by Curve Triangle Plaza, LLC)
OKC-NHP, LLC, a Delaware limited liability company	(100% member interest held by Curve Triangle Plaza, LLC)
OKC-SGS, LLC, a Delaware limited liability company	(100% member interest held by Curve Triangle Plaza, LLC)
Polaris Mall, LLC, a Delaware limited liability company	(100% member)
RSW Washtenaw, LLC, a Delaware limited liability company	(93% member interest held by AHC Ann Arbor, LLC)
RVM Glimcher, LLC, a Delaware limited liability company	(100% member)
Weberstown Mall, LLC, a Delaware limited liability company	(99% member)
WTM Stockton, LLC, a Delaware limited liability company	(100% member interest held by Weberstown Mall, LLC)

Washington Prime Group, L.P. has the following subsidiaries and interests:
119 Leawood, LLC, a Delaware limited liability company	(100% member interest, held by Town Center REIT II, LLC)
Arbor Walk Mall, LLC, a Delaware limited liability company	(100% member)
Arboretum Mall, LLC, an Indiana limited liability company	(100% member)
Bloomingdale Court, LLC, a Delaware limited liability company	(100% member)
Bowie Mall Company, LLC, a Delaware limited liability company	(99.99% member)
Boynton Beach Mall, LLC, an Indiana limited liabiluity company	(100% member)
BRE/Pearlridge Sub 2 LLC, a Delaware limited liability company	(100% member interest held by Pearlridge Center REIT, LLC)
BRE/Pearlridge, LLC, a Delaware limited liability company	(100% member interest held by BRE/Pearlridge Sub 2, LLC)
Brunswick Square Mall, LLC, a Delaware limited liability	(100% member)
C.C. Altamonte Joint Venture, an Indiana general partnership	(99% general partner interest, held by MSA/PSI Altamonte, LP)
C.C. Ocala Joint Venture, an Indiana general partnership	(99% general partner interest, held by MSA/PSI Ocala, LP)

C.C. Westland Joint Venture, an Indiana general partnership	(99% managing general partner interest, held by MSA/PSI Westland, LP)
Canyon View Marketplace, LLC, a Delaware limited liability company	(100% member)
Charlottesville Fashion Square, LLC, a Delaware limited liability company	(100% member)
Charlottesville Lease Tract, LLC, a Delaware limited liability company	(100% member)
Chautauqua Mall, LLC, a Delaware limited liability company	(100% member)
Chesapeake Center, LLC, an Indiana limited liability company	(100% member)
Chesapeake Mall, LLC, a Delaware limited liability company	(100% member interest, held by Cheasapeak-JCP Associates, Ltd.)
Chesapeake-JCP Associates, LP, a Virginia limited partnership	(50% managing general partner)
Chesapeake Theater, LLC, a Delaware limited liability company	(100% member)
Clay Terrace Partners, LLC, a Delaware limited liability company	(100% member interest, held by CT Partners, LLC)
Coral Springs Joint Venture, an Indiana general partnership	(99% general partner interest, held by Royal Eagle, LP)
CT Partners, LLC, an Indiana limited liaiblity company	(100% member)
Dare Center, LLC, an Indiana limited liability company	(100% member)
Downeast Associates Limited Partnership, a Connecticut limited partnership	(90.25% limited partner interest, held by Masterventure, LP)
Edison Mall, LLC, an Indiana limited liability company	(100% member)
Empire East, LLC, a Delaware limited liability company	(100% member)
Fairfax Court Limited Partnership, an Indiana limited partnership	(90.25% member, held by Masterventure, LP)
Fairfield Town Center, LLC, an Indiana limited liability company	(100% member)
Forest Mall, LLC, a Delaware limited liability company	(100% member)
Forest Plaza, LLC, a Delaware limited liability company	(100% member)
Gaitway Plaza, LLC, a Delaware limited liability company	(100% member interest, held by C.C. Ocala Joint Venture)
Gateway Square, LLC, an Indiana limited liability company	(100% member)
Glimcher MJC, LLC, a Delaware limited liability company	(100% member interest held by Mall at Johnson City REIT, LLC)
Glimcher Northtown Venture, LLC, a Delaware limited liability company	(100% member interest)
Greenwood Plus Center, LLC, an Indiana limited liability company	(100% member, held by St. Charles Towne Plaza, LLC)
Gulf View Square, LLC, an Indiana limited liability company	(100% member)
Indian Mound Mall, LLC, a Delaware limited liability company	(100% member)
Keystone Shoppes, LLC, an Indiana limited liability company	(100% member)
KI-Henderson Square Associates, L.P., a Pennsylvania limited partnership	(99.5% limited partner)
KI-Whitemak Associates, LLC, a Pennsylvania limited liability company	(100% member)
Knoxville Center, LLC, a Delaware limited liability company	(100% member)
Knoxville Center II, LLC, a Delaware limited liability company	(100% member)
Lakeline Plaza, LLC, a Delaware limited liability company	(100% member )
Lakeline Village, LLC, an Indiana limited liability company	(100% member)
Lakeview Plaza (Orland), LLC, a Delaware limited liability company	(100% member )
Leawood Lot 2, LLC, a Delaware limited liability company	(100% member interest, held by Town Center REIT I, LLC)

Leawood TCP, LLC, a Delaware limited liability company	(100% member interest, held by Town Center REIT I, LLC)
Lima Center, LLC, an Indiana limited liability company	(100% member)
Lincoln Crossing, LLC, an Indiana limited liability company	(100% member)
Lincolnwood Towne Center, LLC, a Delaware limited liability company	(100% member)
Lindale Mall, LLC, a Delaware limited liability company	(100% member)
Mall at Cottonwood, LLC, a Delaware limited liability company	(100% member)
Mall at Great Lakes, LLC, a Delaware limited liability company	(100% member)
Mall at Irving, LLC, an Indiana limited liability company	(100% member)
Mall at Jefferson Valley, LLC, an Indiana limited liability company	(99% member)
Mall at Johnson City REIT, LLC, a Delaware limited liability company	(100% member interest, held by WPG-OC JV, LP)
Mall at Lake Plaza, LLC, LLC, an Indiana limited liability company	(100% member)
Mall at Lima, LLC, an Indiana limited liability company	(100% member)
Mall at Longview, LLC, an Indiana limited liability company	(100% member)
Mall at Valle Vista, LLC, a Delaware limited liability company	(100% member)
Maplewood Mall, LLC, an Indiana limited liability company	(100% member)
Marketplace at Concord Mills, LLC, a Delaware limited liability company	(100% member)
Markland Mall, LLC, a Delaware limited liability company	(100.0% member interest held by Bowie Mall Company, LLC)
Markland Plaza, LLC, an Indiana limited liability company	(100% member interest held by St. Charles Towne Plaza, LLC)
Martinsville Plaza, LLC, an Indiana limited liability company	(100% member)
Masterventure Limited Partnership, an Indiana limited partnership	(65% limited partner and 34.65% general partner)
Matteson Plaza, LLC, an Indiana limited liability company	(100% member)
Melbourne Square, LLC, an Indiana limited liability company	(100% member )
MJC Development, LLC, a Delaware limited liability company	(100% member interest, held by Mall at Johnson City REIT, LLC)
MOG Crossing, LLC, a Delaware limited liability company	(100% member)
MSA/PSI Altamonte Limited Partnership, an Indiana limited partnership	(87.21% limited partner interest, held by Masterventure, LP)
MSA/PSI Ocala Limited Partnership, an Indiana limited partnership	(87.21% limited partner interest, held by Masterventure, LP)
MSA/PSI Westland Limited Partnership, an Indiana limited partnership	(87.21% limited partner interest, held by Masterventure, LP)
Muncie Mall, LLC, a Delaware limited liability company	(100% member)
Muncie Plaza, LLC, a Delaware limited liability company	(100% member)
New Towne Mall, LLC, a Delaware limited liability company	(100% member)
North Ridge Shopping Center, LLC, a Delaware limited liability company	(100% member)
Northlake Mall, LLC, a Delaware limited liability company	(100% member)
Northwoods Ravine, LLC, a Delaware limited liability company	(100% member)
Northwoods Shopping Center, LLC, an Indiana limited liability company	(100% member)
Oak Court Mall, LLC, a Delaware limited liability company	(100% member)
Orange Park Mall, LLC, an Indiana limited liability company	(100% member)
Paddock Mall, LLC, an Indiana limited liability company	(100% member)
Palms Crossing II, LLC, a Delaware limited liability company	(100% member)

Palms Crossing Town Center, LLC, a Delaware limited liability company	(100% member)
Pearlridge Center REIT, LLC, a Delaware limited liability company	(100% member interest, held by WPG-OC JV, LP)
PFP Columbus, II, LLC, a Delaware limited liability company	(100% member interest, held by Polaris Fashion Place REIT, LLC)
PFP Columbus, LLC, a Delaware limited liability company	(100% member interest, held by Polaris Fashion Place REIT, LLC)
Plaza at Buckland Hills, LLC, a Delaware limited liability company	(100% member interest, held by Downeast Associates, LP)
Plaza at Countryside, LLC, an Indiana limited liability company	(100% member)
Plaza at New Castle, LLC, an Indiana limited liability company	(100% member)
Plaza at Northwood, LLC, an Indiana limited liability company	(100% member)
Plaza at Tippecanoe, LLC, an Indiana limited liability company	(100% member)
Polaris Fashion Place REIT, LLC, a Delaware limited liability company	(100% member interest, held by WPG-OC JV, LP)
Port Charlotte Land LLC, a Delaware limited liability company	(100% member)
Port Charlotte Mall LLC, a Delaware limited liability company	(100% member interest, held by Port Charlotte-JCP Associates, Ltd.)
Port Charlotte-JCP Associates, Ltd., a Florida limited partnership	(80% general partner)
Richardson Square, LLC, an Indiana limited liability company	(100% member)
Richmond Town Square Mall, LLC, a Delaware limited liability company	(100% member)
River Oaks Center, LLC, an Indiana limited liability company	(100% member)
Rockaway Town Court, LLC, an Indiana limited liability company	(100% member)
Rockaway Town Plaza, LLC, an Indiana limited liability company	(100% member)
Rolling Oaks Mall, LLC, a Delaware limited liability company	(100% member)
Royal Eagle Limited Partnership, an Indiana limited partnership	(90.15% limited partner interest, held by Masterventure, LP)
Scottsdale Quarter REIT I, LLC, a Delaware limited liability company	(100% member interest, held by WPG-OC JV, LP)
Scottsdale Quarter REIT II, LLC, a Delaware limited liability company	(100% member interest, held by WPG-OC JV, LP)
SDQ Fee, LLC, a Delaware limited liability company	(100% member interest, held by Scottsdale Quarter REIT I, LLC)
SDQ III BK-L, LLC, a Delaware limited liability company	(100% member, held by WPG-OC JV III, LP)
SDQ III Fee, LLC, a Delaware limited liability company	(100% member interest, held by Scottsdale Quarter REIT II, LLC)
SDQ III Residential, LLC, a Delaware limited liability company	(100% member interest, held by WPG-OC JV II, LP)
SDQ III Retail, LLC, a Delaware limited liability company	(100% member interest, held by Scottsdale Quarter REIT I, LLC)
Seminole Towne Center Limited Partnership, an Indiana limited partnership	(99% member interest, held by Seminole TRS Mall, LP)
Seminole TRS Mall Limited Partnership, an Indiana limited partnership	(44.445% general partner interest)
SEM-TRS Peripheral Limited Partnership, an Indiana limited partnership	(99% member interest, held by Seminole TRS Mall, LP)
Shops at Northeast Mall, LLC, an Indiana limited liability company	(100% member)
SM Mesa Mall, LLC, a Delaware limited liability company	(100% member)
SM Rushmore Mall, LLC, a Delaware limited liability company	(100% member)
SM Southern Hills Mall, LLC, a Delaware limited liability company	(100% member)
Southern Park Mall, LLC, an Indiana limited liability company	(100% member)
SPG Anderson Mall, LLC, a Delaware limited liability company	(100% member)

SPG Seminole, LLC, a Delaware limited liability company	(100% member)
St. Charles Towne Plaza, LLC, a Delaware limited liability company	(99% member)
St. Charles TP Finance, LLC, a Delaware limited liability company	(100% member interest, held by St. Charles Towne Plaza, LLC)
Sunland Park Mall, LLC, an Indiana limited liability company	(100% member)
The Square at Charles Towne, LLC, an Indiana limited liability company	(100% member)
Topeka Mall Associates, L.P., an Indiana limited partnership	(85% general partner)
Town Center at Aurora, LLC, a Delaware limited liability company	(100% member)
Town Center REIT I, LLC, a Delaware limited liability company	(100% member interest, held by WPG-OC JV, LP)
Town Center REIT II, LLC, a Delaware limited liability company	(100% member interest, held by WPG-OC, JV, LP)
Towne West Square, LLC , a Delaware limited liability company	(100% member)
University Park Mall CC, LLC, a Delaware limited liability company	(100% member)
University Town Plaza, LLC, an Indiana limited liability company	(100% member)
Village Developers Limited Partnership, an Indiana limited partnership	(99% limited partner interest, held by Masterventure, LP)
Village Park Plaza, LLC, a Delaware limited liability company	(100% member interest, held by Village Developers, LP)
Villages at MacGregor, LLC, an Indiana limited liability company	(100% member)
Virginia Center Commons, LLC, an Indiana limited liability company	(100% member)
Washington Plaza, LLC, an Indiana limited liability company	(100% member)
WPG Muncie Libations LLC, an Indiana limited liability company	(100% member)
WPG-OC JV, LP, a Delaware limited partnership	(51% member interest, held by WPG-OC General Partner, LLC)
WPG-OC JV II, LP, a Delaware limited partnership	(51% member interest, held by WPG Management Associates, Inc.)
WPG-OC JV III, LP, a Delaware limited partnership	(51% member interest, held by WPG Management Associates, Inc.)
Washington Prime Management Associates, LLC, an Indiana limited liability company	(100% member)
Waterford Lakes Town Center, LLC, an Indiana limited liability company	(100% member)
West Ridge Mall, LLC, a Delaware limited liability company	(100% member)
West Town Corners, LLC, a Delaware limited liability company	(100% member interest, held by C.C. Altamonte Joint Venture)
Westminster Mall, LLC, a Delaware limited liability company	(100% member)
White Oak Peripheral, LLC, a Delaware limited liability company	(100% member)
White Oaks Plaza, LLC, a Delaware limited liability company	(100% member)
Whitemak Associates, a Pennsylvania limited partnership	(99.5% limited partner)
Washington Prime Acquisitions, LLC, an Indiana limited liability company	(100% member)
WPG Management Associates, Inc., an Indiana corporation	(100% member)
WPG Rockaway Commons, LLC, an Indiana limited liability company	(100% member)
WPG Subsidiary Holdings I, LLC, a Maryland limited liability company	(100% member)
WPG Wolf Ranch, LLC, an Indiana limited liability company	(100% member)
WPG-OC General Partner, LLC, a Delaware limited liability company	(100% general partner)

Washington Prime Group Inc. has the following subsidiaries and interests:
Bowie Mall Company, LLC, a Delaware limited liability company	(0.01% member)

Mall at Jefferson Valley, LLC, an Indiana limited liability company	(1% member)
St. Charles Towne Plaza, LLC, a Delaware limited liability company	(1% member)
Washington Prime Group, L.P., an Indiana limited partnership	(84.31% general partner)
Parallel OKC JV has the following subsidiary and interest:
OKC North Triangle Plaza, LLC, a Delaware limited liability company	(100% member)
Pearlridge Uptown II REIT, LLC has the following subsidiary and interest:
Pearlridge Uptown II, LLC, a Delaware limited liability company	(100% member)
WPG Management Associates, Inc. has the following subsidiaries and interests:
WPG-OC General Partner II, LLC, a Delaware limited liability company	(100% member)
WPG-OC New Limited Partner, LLC, a Delaware limited liability company	(99% limited partner)
WPG-OC JV V, LP, a Delaware limited partnership	(51% general partner)
WPG-OC Limited Partner II, LLC, a Delaware limited liability company	(100% member)
WPG-OC General Partner, LLC has the following subsidiary and interest:
WPG-OC New Limited Partner, LP, a Delaware limited partnership	(1% general partner)
WPG-OC General Partners II, LLC has the following subsidiary and interest:
WPG-OC JV IV, LP, a Delaware limited partnership	(0.5% general partner)
WPG-OC General Partner III, LLC has the following subsidiary and interest:
WPG-OC JV IV, LP, a Delaware limited partnership	(50.5% general partner)
WPG-OC JV, LP has the following subsidiary and interest:
Pearlridge Uptown II REIT, LLC, a Delaware limited liability company	(100% member)
WPG-OC JV IV, LP has the following subsidiaries and interests:
The Arboretum REIT, LLC, a Delaware limited liability company	(100% member)
OKC Properties REIT, LLC, a Delaware limited liability company	(100% member)
Malibu Lumber Yard REIT, LLC, a Delaware limited liability company	(100% member)
Gateway Center REIT, LLC, a Delaware limited liability company	(100% member)
Arbor Walk Palms Crossing REIT, LLC, a Delaware limited liability company	(100% member)
Arbor Hills REIT, LLC, a Delaware limited liability company	(100% member)
WPG-OC JV V, LP has the following subsidiary and interest:
OKC North Triangle, LLC, a Delaware limited liability company	(100% member)
WPG-OC New Limited Partner, LP has the following subsidiary and interest:
WPG-OC General Partner III, LLC, a Delaware limited liability company	(100% member)